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                                                                    Exhibit 10.7

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of
                                               ---------
March 25, 1999, by and between Prentiss Properties Trust, a Maryland real estate investment trust (the "Company"), and Value Enhancement Fund III, LLC, a Georgia
                       -------
limited liability company ( "VEF III").
                             -------

     WHEREAS, pursuant to that certain Amended and Restated Joint Venture Agreement, dated as of March 25, 1999 (the "Venture Agreement"), by and between
                                            -----------------
Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), and VEF III, the parties formed a joint venture
      ---------------------
(the "Joint Venture"); and
      -------------

     WHEREAS, pursuant to the Venture Agreement, VEF III acquired an 80% interest in the Joint Venture which may be exchanged for common shares of beneficial interest, par value $.01 per share, of the Company (the "Common
                                                                    ------
Shares") by written notice given to PPAP at any time after the second
------
anniversary and before the seventh anniversary of the date of this Agreement;
and

     WHEREAS, in connection with the Venture Agreement, the Company has agreed to register for sale by VEF III and the Holders (as hereinafter defined) the Registrable Securities (as hereinafter defined); and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company to register the Registrable Securities and the mutual covenants of the parties relating thereto.

     NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

     Section 1.  Certain Definitions.  In this Agreement the following terms
                 -------------------
shall have the following respective meanings:

     "Affiliate" shall mean, when used with respect to a specified Person,
      ---------
another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

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     "Holders" shall mean (i) VEF III and (ii) any Permitted Assignee under the
      -------
Venture Agreement.

     "Partnership Agreement" shall mean the Second Amended and Restated
      ---------------------
Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P., as amended, modified and supplemented from time to time.

     "Person" shall mean an individual, corporation, partnership, estate, trust,
      ------
association, private foundation, joint stock company or other entity.

     "Register," "Registered" and "Registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Securities in accordance with the method or methods of distribution designated by the Holders.

     "Registrable Securities" means the Common Shares issued in exchange for VEF
      ----------------------
III's interest in the Joint Venture and at any time owned, either of record or beneficially, by any Holder and no matter how acquired (including, without limitation, shares issued or issuable by way of stock dividend or stock split, or in connection with a merger, consolidation, combination of shares, recapitalization or other reorganization and any other securities issued pursuant to any other distribution with respect to the Common Shares or in exchange for or replacement of such Common Shares) until (i) a registration statement covering such securities has been declared effective by the Commission and such shares have been sold or transferred pursuant to such effective registration statement, (ii) all such shares are permitted to be distributed in a single transaction that would constitute a public sale thereof under the Securities Act pursuant to Rule 144(k) or are otherwise freely transferable to the public without registration pursuant to Section 4(l) of the Securities Act (to be confirmed in a written opinion of counsel to the Company addressed to the Holders) under circumstances in which all of the applicable conditions of Rule 144 are satisfied or (iii) such shares have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new securities for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public in a transaction that would constitute a sale thereof without registration under the Securities Act.

     "Registering Holders" shall have the meaning set forth in Section 2(b).
      -------------------

     "Registration Expenses" shall mean all out-of-pocket expenses (excluding
      ---------------------
Selling Expenses) incurred by the Company or the Holders in complying with Sections 2 and 3 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel of the Underwriters and of one counsel of the Registering Holders (who shall be reasonably acceptable to the Company) in connection with state securities and real estate syndication qualifications of the Registrable Securities under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust

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

Company and otherwise meeting the requirements of any securities exchange on which the Registrable Securities are listed and expenses of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including, without limitation, the expenses of any annual or special audit and comfort letters required by the managing underwriter); (f) Securities Act liability insurance, if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the Registration, including any experts, transfer agent or registrar, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Securities on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

     "Registration Request" shall have the meaning set forth in Section 2(b).
      --------------------

     "Rule 144" shall mean Rule 144 promulgated by the Commission under the
      --------
Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and stock transfer taxes applicable to any sale of Registrable Securities.

     "Suspension Right" shall have the meaning set forth in Section 2(c).
      ----------------

     "Underwriter" means a securities dealer who purchases any Registrable
      -----------
Securities as principal and not as part of such dealer's market-making activities.

     Section 2.  Registration.
                 ------------

     (a) Shelf Registration.  The Company agrees to file with the Commission a
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resale shelf registration statement pursuant to Rule 415 of the Securities Act, or similar rule that may be adopted by the Commission (the "Shelf
                                                            -----
Registration"), that shall include all Registrable Securities, at a time and in
------------
a manner reasonably designed to cause the Shelf Registration to be declared effective by the Commission prior to the second anniversary of the date of this Agreement. The "Plan of Distribution" section of the Shelf Registration shall permit sales by the Holders in privately negotiated purchases, underwritten offerings, secondary distributions, block trades, ordinary brokerage transactions or a combination of such methods of sale. The Company will use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably possible after filing. The Company will use its reasonable best efforts to keep the Shelf Registration continuously effective until the earliest of (a) the date when all of the Registrable Securities covered thereby are issued or sold thereunder, (b) the date when all securities that were Registrable Securities on the date hereof have ceased to be Registrable Securities or (c) the first date on which all of the Common Shares covered thereby could, in the opinion of counsel for the Company, be sold in any three month period pursuant to

Rule 144 under the Securities Act or any successor rule thereto (the "Shelf
                                                                      -----
Registration Period"). The Company further agrees to supplement or make
-------------------
amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. No provision of this Section 2(a) shall require the Company to file a registration statement on any form other than Form S-3 or a successor form thereto. Notwithstanding this Section 2(a), the Company shall not be obligated to take any action to effect any Registration, qualification or compliance pursuant to this Section 2(a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance, unless the Company already is subject to service in such jurisdiction.

     (b) Demand Registration.  After the second anniversary of the date of this
         -------------------
Agreement, upon receipt of a written request (a "Registration Request"), which
                                                 --------------------
shall include a description of such Holders' proposed method of distribution (which method may also include an underwritten offering by a nationally recognized Underwriter selected by the Company and reasonably acceptable to the Registering Holders) from Holders holding a majority in interest of the Registrable Securities, the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Commission, within 30 days after receipt of such Registration Request, an amendment or supplement to the Shelf Registration as may be required under Rule 424 or any similar rule under the Securities Act to permit the sale of Registrable Securities in the manner proposed in such Registration Request by the requesting Holders and any other Holder who makes a written request of the Company to have his Registrable Securities included in such offering, which such written request must be received by the Company within 10 days after such Holder receives the Registration Request (all of such Holders, collectively, the "Registering Holders"). The Company shall use all commercially reasonable
--------------------
efforts to effect such Registration as soon as practicable after its receipt of such Registration Request (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under the applicable state securities and real estate syndication laws). The Company shall keep such Registration continuously effective until the earlier of either: (i) the date when all securities that were Registrable Securities on the date hereof have ceased to be Registrable Securities or (ii) two (2) years from the effective date of the Registration. Notwithstanding this Section 2(b), the Company shall not be obligated to take any action to effect any Registration, qualification or compliance pursuant to this Section 2(b) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance, unless the Company already is subject to service in such jurisdiction. The Company shall not be required to effect more than two (2) Registrations pursuant to this Section 2(b).

     (c) Suspension Right.  Notwithstanding the foregoing, the Company shall
         ----------------
have the right (the "Suspension Right") to defer its obligations under Section
                     ----------------
2(b) (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period not exceeding 45 days in any consecutive twelve month period, if the Company shall furnish the Holders with a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such amendment or supplement at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such amendment or supplement (or suspend sales under a filed registration statement). The Company shall extend the period during which a registration statement shall be maintained effective by the number of days of suspension resulting from the exercise of the Suspension Right.

     (d)  Piggy-Back Registration.
          -----------------------

          (i) If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company to register any of its common or preferred equity securities for its own account (a "Primary
                                                                  -------
Registration") or for the account of any of its respective securityholders (a
------------
"Secondary Registration") (other than (i) any registration statement filed by
-----------------------
the Company under the Securities Act relating to an offering of capital stock for its own account as a result of the exercise of the exchange rights set forth in Section 8.05 of the Partnership Agreement, and covering the resale by the Holders of the shares of capital stock received in such exchange, (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (iii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan, or (iv) any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall promptly give written notice of such proposed filing to the Holders of Registrable Securities and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a "Piggy-Back
                                                           ----------
Registration"). The Company shall use all commercially reasonable efforts to
------------
include or to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

          (ii) Withdrawal from Registration.  Any Holder requesting inclusion of
               ----------------------------
Registrable Securities pursuant to this Section 2(d) may, prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company and the managing Underwriter, if any, at least two days prior to the effective date of the registration; provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no such right to revoke its request. If the withdrawal of any Registrable Securities would allow, within the marketing limitations set forth below, the inclusion in the underwriting of a greater number of shares of Registrable Securities, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders an opportunity to include additional shares of Registrable Securities in the proportions discussed in
Section 2(e) below. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the managing Underwriter may require.

          (iii)  Termination or Withdrawal by the Company. The Company shall
                 ----------------------------------------
have the right to terminate or withdraw any registration initiated by it under this Section 2(d) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          (iv)   Holdback Agreement. If a Piggy-Back Registration is in
                 ------------------
connection with an underwritten Primary Registration, each Holder including Registrable Securities in such Piggy-Back Registration agrees not to effect any sale or distribution, including any sale under Rule 144, of any equity security of the Company (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days after the effective date of the applicable registration statement.

     (e)  Reduction of Offering.
          ---------------------

          (i) If a Piggy-Back Registration is a Primary Registration and, if the Piggy-Back Registration is not an underwritten offering, the Company in its reasonable judgment determines that, or in the case of an underwritten Piggy-Back Registration, the managing Underwriter or Underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (a) first, the securities the Company proposes to sell and
(b) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the holders of Registrable Securities requesting such registration and the holders of such other securities on the basis of the number of securities requested for inclusion in such registration by each such holder.

          (ii) If a Piggy-Back Registration is a Secondary Registration on behalf of holders of the Company's securities other than the holders of Registrable Securities, and, if the Piggy-Back Registration is not an underwritten offering, the Company determines that, or in the case of an underwritten Piggy-Back Registration, the managing Underwriter or Underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number (the "Maximum
                                                                       -------
Number of Shares") which can be sold in an orderly manner in such offering
----------------
within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and, to the extent that such number is less than the Maximum Number of Shares, the Registrable Securities requested to be included in such registration, reduced such that the number of Registrable Securities together with the shares registered on behalf of the holders initially requesting such registration does not exceed the Maximum Number of Shares. The number of shares to be included by each holder of Registrable Securities requesting such registration shall be pro rata on the basis of the number of Registrable Securities initially requested for inclusion in such registration by each such holder.

     Section 3.  Registration Procedures.
                 -----------------------

     (a) The Company shall promptly notify the Registering Holders of the occurrence of the following events:

          (i) when any registration statement relating to such Registering Holders' Registrable Securities, or any post-effective amendment thereto, filed with the Commission has become effective;

          (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to such Registering Holders' Registrable Securities;

          (iii) the Company's receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a registration statement for sale in any jurisdiction; and

          (iv) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to such Registering Holders' Registrable Securities or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of the securities.

          The Company agrees to use all commercially reasonable efforts to obtain the withdrawal of any such order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. By acquisition of the Registrable Securities, the Registering Holders agree that upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 3(a)(ii), (iii) or (iv) to immediately discontinue its disposition of its Registrable Securities pursuant to any registration statement relating to such Registrable Securities until the Registering Holders' receipt of written notice from the Company that such disposition may be made. In the event the Company shall give notice as to the occurrence of any event described in Sections 3(a)(ii), (iii) or (iv), the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice to the date the Company delivers notice that disposition may be made.

     (b) The Company shall provide to the Registering Holders, at no cost to such Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of such Registering Holders' Registrable Securities, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as such Holders may reasonably request in order to facilitate the disposition of their Registrable Securities covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by such Holders in connection with the offering and sale of their Registrable Securities covered by such registration statement or any amendment thereto.

     (c) The Company agrees to use all commercially reasonable efforts to cause the Registering Holders' Registrable Securities covered by the registration statement to be registered with or approved by such state securities authorities as may be necessary to permit such Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

     (d) Subject to the Company's Suspension Right set forth in Section 2(c), if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registering Holders' Registrable Securities or supplement to a prospectus relating to such Registrable Securities shall exist, immediately upon becoming aware thereof the Company agrees to notify such Holders and prepare and file with the Commission and furnish to such Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) The Company agrees to use all commercially reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of the Registering Holders' Registrable Securities to be sold pursuant to a registration statement, and, as soon as reasonably practicable following the end of a fiscal year during which a registration statement effecting a Registration of such Registrable Securities shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

     (f) The Company agrees to cooperate with the Registering Holders to facilitate the timely preparation and delivery of certificates representing their Registrable Securities to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as such Holders may reasonably request at least two business days prior to any sale of their Registrable Securities.

     (g) The Company will enter into customary agreements (including an underwriting agreement or securities sales agreement, if any, in customary form) containing such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

     (h) The Company will make available for inspection by any Registering Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Registering Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent
                    ----------
corporate documents and properties of the Company (collectively, the "Records")
                                                                      -------
as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Registering Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates or otherwise disclosed by it unless and until such is made generally available to the public. Each Registering Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (i) The Company will furnish to each Registering Holder and to each Underwriter, if any, a signed counterpart, addressed to such Registering Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants (to the extent permitted by the standards of the American Institute of Certified Public Accountants), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably request.

     (j) The Company will otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

     (k) The Company will use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (l) The Company will use all commercially reasonable efforts to obtain CUSIP numbers for the Registrable Securities not later than the effective date of the Registration.

     (m) Each holder of Registrable Securities agrees that, prior to any disposition of Registrable Securities pursuant to any Registration effected pursuant to Section 2, such holder shall give at least 15 days prior written notice of the desired disposition to the Company, including the anticipated date thereof. The delivery by Registering Holders of requests for registration under
Section 2(b) shall satisfy the requirements of this Section 3(m).

     (n) The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as any Holder may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Company shall deliver to any Holder a written statement as to whether it has complied with such requirements.

     Section 4.  Indemnification.
                 ---------------

     (a) The Company will indemnify each Registering Holder, each such Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact included or incorporated by reference in any registration statement or prospectus relating to such Holders' Registrable Securities, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration; provided, however, that the Company will not indemnify and will not be liable to any Registered Holder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in conformity with and in reliance upon information furnished in writing to the Company by such Holder for inclusion therein.

     (b) Each Registering Holder will indemnify the Company, each of its trustees and each of its officers who signs the registration statement, and each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

     (c) Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide
------------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought. However, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 4, except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel, which shall be chosen by the Indemnifying Party and shall be reasonably satisfactory to the Indemnified Party, and payment of expenses in connection with such defense. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have assumed the defense of such action within a reasonable period of time, or (iii) the Indemnified Party shall have been reasonably advised by its counsel that there may be defenses available to it or them which are different from or additional to those available to Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) If the indemnification provided for in this Section 4 is unavailable to a party that would have been an Indemnified Party under this Section 4, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such claims, losses, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such claims, losses, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Registering Holder agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that fails to take account of the equitable considerations referred to above in this Section 4(d).

     (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) In no event shall any Registering Holder be liable for any claims, losses, damages, liabilities or expenses pursuant to this Section 4 in excess of the net proceeds to such Holder for the sale of such Holder's Registrable Securities pursuant to an offering that is the subject of such claim, loss, damage, liability or expense.

     Section 5. Expenses of Registrant. The Company shall pay all Registration
                ----------------------
Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2 and 3 hereof. All Selling Expenses incurred in connection with the sale of Registrable Securities by any of the Registering Holders shall be borne by such Holders. Each Registering Holder shall pay the expenses of its own counsel other than those expenses that constitute Registration Expenses.

     Section 6. Information to be Furnished by Holders. Each Registering Holder
                --------------------------------------
shall furnish to the Company such information as the Company may reasonably request and as shall be required to be included in the registration statement in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Registering Holder fails to provide the Company with such information within 10 days of receipt of the Company's request, the Company's obligations under Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Securities owned by such Holder shall be suspended until such Holder provides such information.

     Section 7. Rule 144 Sales.
                --------------

     (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Securities pursuant to Rule 144.

     (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and the Company shall prepare certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

     Section 8. General
                -------

     (a)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE
          -------------
LAWS OF THE STATE OF TEXAS.

     (b)  Entire Agreement. This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with regard to the subject matter hereof.

     (c)  Amendment. No supplement, modification, waiver or termination of this
          ---------
Agreement shall be binding unless executed in writing by the party to be bound thereby.

     (d)  Notices. Each notice, demand, request, request for approval, consent,
          -------
approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five
(5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally-recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to VEF III, at VEF III's address or fax number set forth below its signature hereon, or at such other address or fax number as VEF III shall have furnished to the Company in writing, or (b) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to VEF III or any permitted assignee or transferee thereof. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

     (e)  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     (f)  Severability. In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     (g)  Section Titles. Section titles are for descriptive purposes only and
          --------------
shall not control or alter the meaning of this Agreement as set forth in the text.

     (h)  Successors and Assigns. The rights and obligations of VEF III
          ----------------------
hereunder may not be assigned except to a Permitted Assignee under the Venture Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

     (i)  Remedies. The Company and VEF III acknowledge that there would be no
          --------
adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (j)  Attorneys' Fees. If the Company or any Holder brings an action to
          ---------------
enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

     (k)  Authority; Binding Effect. Each party hereto represents and warrants
          --------------------------
that it has the full legal right, power and authority to execute this Agreement, that this Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written

                                   PRENTISS PROPERTIES TRUST



                                   By: /s/ Thomas F. August
                                       -----------------------------------------
                                       Name: THOMAS F. AUGUST
                                             -----------------------------------
                                       Title:   PRESIDENT
                                              ----------------------------------

                                   VALUE ENHANCEMENT FUND III, LLC

                                   By: Lend Lease Real Estate Investments, Inc.
                                       Managing Member


                                       By:  /s/ George E. Chamblee III
                                            ------------------------------------
                                            George E. Chamblee III
                                            Executive Vice President

                                   ADDRESS:

                                   Value Enhancement Fund III, LLC
                                   Lend Lease Real Estate Investments, Inc.
                                   Suite 660
                                   8750 North Central Expressway
                                   Dallas, Texas 75231
                                   Attn: George E. Chamblee, III

                                   with a copy to:

                                   Value Enhancement Fund III, LLC
                                   c/o Lend Lease Real Estate Investments, Inc.
                                   Suite 800
                                   3424 Peachtree Road, N.E.
                                   Atlanta, Georgia 30326
                                   Attn: James P. Ryan

                                       15